UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021

Organicell Regenerative Medicine, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4045 Sheridan Avenue, Suite 239, Miami, FL	33140
(Address of principal executive offices)	(Zip Code)

(888) 963-7881
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2021, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with shareholders who were issued shares under (i) various consulting and employment agreements during 2021 (the “Service Providers”), and (ii) those shareholders who were issued shares of common stock pursuant to the Company’s Management and Consultants Performance Stock Plan (the “MCP Plan”) (each person who received shares pursuant to the MCP Plan is referred to as an “MCP Plan Holder”).

The Service Providers who executed the Exchange Agreement were issued a total of 30,300,000 shares under their respective consulting or employment agreements (the “Service Provider Shares”), and the MCP Plan Holders who executed the Exchange Agreement received a total of 49,500,000 shares under the MCP Plan, for an aggregate of 79,800,000 shares of common stock. As of the effective date of the Agreement, the Service Providers and MCP Plan Holders who executed the Exchange Agreement agreed to exchange their respective Service Provider Shares or the shares issued under the MCP Plan for newly issued shares pursuant to the Company’s newly formed 2021 Equity Incentive Plan (the “EIP”), on a 1:1 basis, resulting in the issuance of 79,800,000 shares of common stock under the EIP (the “Exchange Shares”).

The Exchange Agreement contains certain customary representations, warranties, and covenants for transactions of this type.

The description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuances of the Exchange Sharers pursuant to the Exchange Agreement is incorporated by reference into this Item 3.02.

The Exchange Shares were issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Form of Exchange Agreement

* Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organicell Regenerative Medicine, Inc.

Date: November 2, 2021	By:	/s/ Albert Mitrani
Albert Mitrani
Chief Executive Officer

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